UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/HIMCO Short Duration Fund
(Class A: ASDAX)
(Class C: ASDCX)
 (Class I: ASDIX)

ANNUAL REPORT
JUNE 30, 2017

AAM/HIMCO Short Duration Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	24
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	40
Supplemental Information	41
Expense Example	47

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/HIMCO Short Duration Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

18925 Base Camp Road, Monument, CO 80132 Tel: 888.883.2663 Fax: 719.488.4215 www.aamlive.com

AAM/HIMCO Short Duration Fund
Annual Shareholder Letter: June 30, 2017

To the Shareholders and Directors of the AAM/HIMCO Short Duration Fund:

We are pleased to report that the AAM/HIMCO Short Duration Fund (the “Fund”) has completed its third year of operation and we are proud to report on our performance through the end of June 30, 2017.

For the fiscal year ending June 30, 2017, the AAM/HIMCO Short Duration Fund Class A returned 2.89% (0.36% net of load), Class C returned 2.15% and Class I returned 3.12%.1 The Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, returned 0.35%.2

The Fund’s investment objective is to seek to provide current income and long-term total return. We aim to achieve this by normally investing at least 65% of the Fund’s total assets in investment grade securities, with the ability to invest up to 35% of its total assets in non-investment grade securities (often called “junk bonds”), as well as bank loans and loan participation interests. Our view is that investors can benefit by having a greater opportunity set than other traditional short duration strategies. While we seek to provide enhanced income, we are also mindful of capital preservation through weaker market environments. We believe that during periods of economic expansion and rising interest rates, it may be beneficial to have greater exposure to credit risk versus interest rate risk. Conversely, during periods of economic contraction and falling interest rates, having less exposure to credit risk versus interest rate risk may be beneficial.

We leverage HIMCO’s resources and investment platform, including macroeconomic and sector teams, to inform our portfolio management decisions. We manage the Fund with a balanced investment process focused on sector rotation, security selection and duration management, driven by HIMCO’s top-down view of the economy. This provides multiple levers to potentially outperform in various market environments.

Market Review
Over the course of the period from June 30, 2016 to June 30, 2017, the U.S. Federal Reserve (Fed) increased rates on three separate occasions. The market continues to price in a relatively cautious Fed, which would be slower to raise rates, and a terminal rate that will be materially lower than previous tightening cycles (those periods include 1994 – 1995 when rates ended at 6.00%, 1999 – 2000 when rates finished at 6.50% and finally 2004 – 2006 when the Fed Funds rate ended at 5.25%).

In what has been a year of surprises and uncertainty, and following the U.S. Presidential elections in the beginning of November, interest rates moved sharply higher and maintained those levels through the end of 2016. With increased confidence for the potential for renewed fiscal stimulus, the market began to price in a more aggressive Federal Open Market Committee (FOMC). The Fed did not disappoint at the December 2016 meeting and raised rates by the fully expected 25 basis points but then, in what was somewhat of a surprise, went on to signal through the dot plot that the median view was for an additional three rate hikes in 2017 of which two have since been duly delivered. While Chair Yellen downplayed the change during the press conference by referring to it as a moderate adjustment, the market nonetheless focused on some of the more hawkish statements and rates made another leg higher. However, as we approached year end, interest rates moved lower as investors grew concerned that the

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

market had overshot and finished at levels similar to those prior to the Fed meeting, though still materially higher than before the election.

While the first quarter was certainly not as tumultuous as prior quarters, it did nonetheless provide a number of surprises. Over the first couple months of the year, the market was relatively sanguine in its belief that the FOMC would not be raising the Fed Funds rate again until the middle of 2017 at the earliest. However, a string of positive economic data releases including continued stronger confidence surveys among consumers and businesses in anticipation of increased fiscal spending, as well as tax and regulatory reform, resulted in a number of increasingly hawkish Fed speeches and comments. In the weeks leading up to the March FOMC meeting the market responded by fully pricing in the expectation of the third interest rate hike in the current cycle, which the FOMC delivered. The market however was not expecting the relatively dovish press conference and statements that followed. This was further validated with the release of the minutes which stated that “Most participants anticipated that gradual increases in the federal funds rate would continue and judged that a change to the committee’s reinvestment policy would likely be appropriate later this year”.3 Furthermore, “Many participants emphasized that reducing the size of the balance sheet should be conducted in a passive and predictable manner”.3 Following this, the decline in interest rates that began at the end of the first quarter spilled over into the second quarter. Further driving this move lower were elevated geopolitical concerns, uncertainty over the outcome of the French Presidential elections and, as in prior years, the likely prospect for lower than expected first quarter gross domestic product (GDP) growth. Following the market friendly result in the French elections, the surprise election result in the U.K. and subsequent coalition, and Fed officials uniformly dismissing first quarter GDP data as transitory, interest rates began to move higher which was quickly reversed as bipartisan political rhetoric picked up in Washington followed by weaker employment data, which led the market to test the lows for the year in interest rates in the longer end of the curve. Shorter rates inside of three years however remained elevated given the full expectation of another Fed hike which subsequently occurred at the June meeting. What was not quite as expected was the clear announcement by the Fed that they will begin reducing their $4.5 trillion balance sheet of Treasuries and Mortgages later this year at a runoff rate of $10 billion a month which will then increase by a predetermined amount each quarter. Also not expected at the end of the quarter was the hawkish commentary not only from the Fed, in the form or emphasizing their desire to continue on the path to normalization, but also from the European Central Bank, Bank of England, and Bank of Canada resulting in a coordinated increase of government bond yields.

After trading in a 83 basis points range, the U.S. two-year Treasury ended the period 80 basis points higher at 1.38%, while the three-year ended at 1.55%, 86 basis points higher after trading in a 104 basis points range.4 Additionally, the five-year Treasury ended the period 89 basis points higher at 1.89%. The range for the five-year during the past 12 months was 120 basis points with a low of 0.94% and a high of 2.14%, illustrating once again the level of interest rate volatility.5 Against this backdrop of interest rate volatility and higher short-term rates, we maintained an interest rate duration position on the lower end of the range and have maintained a consistently shorter duration than that of the benchmark. In terms of the allocation to the spread sectors, the portfolio was, and remains, diversified across investment grade corporates, asset-backed securities (ABS), high yield corporates, bank loans, and commercial mortgage-backed securities (CMBS). Over the course of the year we have been tactical in our sector allocations in seeking what we consider attractive risk-return profiles. The Fund continues to maintain a U.S. Treasury and cash position, providing us the ability to take advantage of any weakness in the marketplace to add further to the spread sectors.

The positioning in investment grade corporates was largely weighted to the banking sector which we increased given the improvement in bank liquidity, asset quality and capital positioning. The high yield and bank loan positions were and remain biased to BB-rated issuers and shorter-dated maturities; we did increase exposure to traditional high yield corporates in lieu of bank loans due to valuation, though moderately reduced the overall aggregate exposure. With the level of uncertainty that remains on the geopolitical front as well as the strength of global economic growth, we focused the Fund’s positioning on credits that we believe have the balance sheets and cash flows to withstand the potential for further periods of volatility. We monitored those that were becoming increasingly shareholder friendly and continue to do so. Our CMBS view remains less favorable due to valuations, even though the U.S. economic picture stayed intact with improving fundamentals for the sector, and as such we lowered that exposure. We will look to add further to the various spread sectors, including asset backed securities (ABS) and Collateralized Loan Obligations (CLO), given their floating-rate nature and relatively attractive income profile compared to Treasuries and agencies. However, we intentionally maintained a relatively minor allocation to the emerging market sector given our concerns of continued volatility, which is a risk for which we generally do not feel we are yet being compensated. The same is the case with regard to mortgage-backed securities (MBS) where an increase in interest rate volatility, as well as the reduction in the Fed’s balance sheet has the potential to lead to relative underperformance when compared to the other spread sectors. As such we do not currently have any exposure.

Outlook
Greater clarity from the Fed with regard to their plans for balance sheet reduction as well as their intention to raise rates once more this year has shifted the focus of the market to other areas. The release of economic data, both in the U.S. and globally, the likelihood of a fiscal spending program as well as tax and regulatory reform from Washington, and finally ongoing global geopolitical events have now become front and center. Continued benign inflation data, concerns of central bank policy error and ongoing uncertainty in Washington are likely to keep a cap on how quickly interest rates move higher. However, as we witnessed in the fourth quarter of last year the risks of an increase in interest rate volatility and potential for a sharp move higher in rates is a distinct possibility. Our base case is that we will likely see a formal Fed announcement regarding balance sheet reduction at the September meeting for implementation in October followed by the third interest rate hike of the year at the December meeting. We also anticipate a further hike in interest rates in the first half of 2018. We do continue to acknowledge however that proposals for effective tax and regulatory reform are unlikely to have any impact until 2018 at the earliest if not later. The same appears true for any meaningful fiscal spending programs, which coupled with decidedly more hawkish Central Banks abroad, will undoubtedly have a bearing on Fed policy decisions.

Our 2017 base case for U.S. GDP is currently 2.3% in spite of the weak first quarter print though we have slightly increased the risk that the number comes in lower based on the aforementioned factors. Outside of the U.S., and with the French and British elections behind us, all manner of other geopolitical risks continue to be prevalent across the globe. Events and concerns in North Korea, Syria, Venezuela, Russia, and China will all continue to need to be monitored closely to identify the direction and temperature of international relations.

While we believe corporate fundamentals remain positive, particularly those in the U.S., we do remain watchful and cautious of various factors that have been showing some early signs of deterioration. Banks continue to exhibit strong capital and liquidity profiles and wait to see what changes the new administration will make to the regulatory framework that has been established in the past few years. While we continue to believe it is unlikely that there will be any wholesale changes in the short term, this too will need to be monitored very closely. We shall also continue to evaluate new themes and risks that may emerge to ensure that we are appropriately positioned. We will consider adding further to the Fund’s securitized and credit positions as we source opportunities, given the extension in the credit cycle, which should allow for decent carry. However, a healthy dose of caution and patience as we deploy capital will continue to be necessary. We have consciously maintained a healthy cash position, and holdings of U.S. Treasuries, for those very reasons as this will allow us to take advantage of periods of volatility and with that the potential for further investment opportunities. Furthermore, we will remain attentive with issuer and sub-sector exposures.

1.	Class A shares carry a maximum sales charge of 2.5%; Class A and C shares carry a maximum deferred sales charge of 1%. Sales charges do not apply the Class I shares.
2.
The index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements

3.	https://www.federalreserve.gov/newsevents/pressreleases/monetary20170405a.htm - Link to Minutes of the Federal Open Market Committee, March 14-15, 2017

4.	Bloomberg, 2 Year/3 Year U.S Treasury, June 30, 2017
5.	Bloomberg, 5 Year U.S Treasury, June 30, 2017

The views expressed in this Annual Shareholder Letter are the views of HIMCO, the sub-advisor to the AAM/HIMCO Short Duration Fund (the “Fund”) through the end of the period and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

This Annual Shareholder Letter is submitted for the general information of the shareholders of the Fund. This update is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity within the meaning of the Employee Retirement Income Security Act of 1974 (ERISA) and the Internal Revenue Code. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisers.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. For specific investment risks, please refer to the prospectus.

Advisor: AAM is an SEC-registered investment advisor and member FINRA/SIPC. HIMCO, the Fund’s sub-advisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO.

Distributor: IMST Distributors, LLC.

HIMCO is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/HIMCO Short Duration Fund
FUND PERFORMANCE at June 30, 2017 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Barclays 1-3 Year U.S. Government/Credit Index.  The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2017	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	2.89%	1.91%	1.91%	6/30/14
Class C²	2.15%	1.17%	1.17%	6/30/14
Class I³	3.12%	2.16%	2.16%	6/30/14
After deducting maximum sales charge
Class A¹	0.36%	1.04%	1.04%	6/30/14
Class C²	1.15%	1.17%	1.17%	6/30/14
Barclays 1-3 Year U.S. Government/Credit Index	0.35%	0.95%	0.95%	6/30/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.   The most recent month end performance may be obtained by calling (888) 966-9661.

AAM/HIMCO Short Duration Fund
FUND PERFORMANCE at June 30, 2017 (Unaudited) - Continued

Gross and net expense ratios for Class A shares were 1.28% and 0.84%, respectively, for Class C shares were 2.03% and 1.59%, respectively, and for Class I shares were 1.03% and 0.59%, respectively, which were stated in the current prospectus dated November 1, 2016.  For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until October 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees.

[1]
Maximum sales charge for Class A shares is 2.50%.  No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.   Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2017

Principal Amount		Value
	ASSET-BACKED SECURITIES – 19.6%
$156,669	ACE Securities Corp. Home Equity Loan Trust Series 2005-HE2 2.176%, 4/25/2035[1,2]	$157,169
416,574	ACE Securities Corp. Home Equity Loan Trust Series 2005-HE7 1.816%, 11/25/2035[1,2]	414,649
225,000	ACE Securities Corp. Home Equity Loan Trust Series 2005-WF1 1.876%, 5/25/2035[1,2]	222,555
250,000	American Express Issuance Trust II 1.859%, 8/15/2019[1,2]	251,173
45,547	AmeriCredit Automobile Receivables Trust 2013-3 2.380%, 6/10/2019[1]	45,612
10,000	AmeriCredit Automobile Receivables Trust 2014-2 2.180%, 6/8/2020[1]	10,036
150,000	AmeriCredit Automobile Receivables Trust 2015-1 2.510%, 1/8/2021[1]	151,327
321,652	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2004-R9 2.191%, 10/25/2034[1,2]	322,503
675,000	ARES XXVI CLO Ltd. 2.258%, 4/15/2025[1,2,3]	674,767
125,000	Ascentium Equipment Receivables 2015-2 LLC 3.440%, 10/12/2021[1,3]	126,823
642,448	Ascentium Equipment Receivables 2017-1 Trust 1.350%, 5/10/2018[1,3]	642,455
259,092	Asset Backed Securities Corp. Home Equity Loan Trust Series WMC 2005-HE5 1.936%, 6/25/2035[1,2]	258,696
99,999	Axis Equipment Finance Receivables III LLC 3.410%, 4/20/2020[1,3]	98,442
220,000	California Republic Auto Receivables Trust 2014-2 3.290%, 3/15/2021[1]	220,399
	Canyon Capital CLO 2006-1 Ltd.
250,000	1.666%, 12/15/2020[1,2,3]	245,144
500,000	1.946%, 12/15/2020[1,2,3]	492,124
250,000	Capital Auto Receivables Asset Trust 2015-1 3.160%, 8/20/2020[1]	254,204
305,000	Capital Auto Receivables Asset Trust 2016-1 4.030%, 8/21/2023[1]	311,100
180,000	CarMax Auto Owner Trust 2014-2 2.080%, 1/15/2020[1]	180,685
250,000	Catamaran CLO 2013-1 Ltd. 3.770%, 1/27/2025[1,2,3]	248,439
345,000	CIFC Funding 2014-II Ltd. 2.392%, 5/24/2026[1,2,3]	345,131
203,760	Colony American Homes 2014-2 2.929%, 7/17/2031[1,2,3]	204,656

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
	COLT 2017-1 Mortgage Loan Trust
$242,165	2.819%, 5/27/2047[1,2,3]	$243,416
191,869	3.074%, 5/27/2047[1,2,3]	192,841
110,000	Commonbond Student Loan Trust 2016-B 4.000%, 10/25/2040[1,3]	111,543
261,918	Countrywide Asset-Backed Certificates 2.191%, 6/25/2035[1,2]	262,263
4,140	Countrywide Asset-Backed Certificates 2004-10 2.221%, 1/25/2035[1,2]	4,142
126,985	CPS Auto Receivables Trust 2014-A 2.400%, 2/18/2020[1,3]	127,132
200,000	CPS Auto Receivables Trust 2015-C 4.630%, 8/16/2021[1,3]	204,065
100,000	CPS Auto Receivables Trust 2016-A 3.340%, 5/15/2020[1,3]	101,232
400,000	CPS Auto Receivables Trust 2017-B 3.950%, 3/15/2023[1,3]	400,049
400,000	Credit Acceptance Auto Loan Trust 2016-2 4.290%, 11/15/2024[1,3]	411,210
170,914	Credit-Based Asset Servicing & Securitization LLC 1.636%, 7/25/2035[1,2]	170,725
	Deephaven Residential Mortgage Trust 2017-1
259,438	2.725%, 12/26/2046[1,2,3]	259,340
136,315	2.928%, 12/26/2046[1,2,3]	136,264
87,945	3.485%, 12/26/2046[1,2,3]	87,911
100,000	Earnest Student Loan Program 2016-D LLC 3.800%, 1/25/2041[1,3]	100,473
40,072	Exeter Automobile Receivables Trust 2013-2 4.350%, 1/15/2019[1,3]	40,145
200,000	First Investors Auto Owner Trust 2014-1 3.280%, 4/15/2021[1,3]	201,436
100,000	First Investors Auto Owner Trust 2015-2 4.220%, 12/15/2021[1,3]	102,327
200,000	Flagship Credit Auto Trust 2016-1 3.910%, 6/15/2022[1,3]	204,319
70,000	Flagship Credit Auto Trust 2016-2 3.840%, 9/15/2022[1,3]	71,863
61,833	Foursight Capital Automobile Receivables Trust 2014-1 2.110%, 3/23/2020[1,3]	61,743
313,402	Foursight Capital Automobile Receivables Trust 2017-1 2.370%, 4/15/2022[1,3]	313,026
5,679	Franklin CLO VI Ltd. 1.410%, 8/9/2019[1,2,3]	5,676
302,132	Golden Bear 2016-R LLC 5.650%, 9/20/2047[3,4,5]	305,274

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$250,000	GoldenTree Loan Opportunities VII Ltd. 2.906%, 4/25/2025[1,2,3]	$249,993
508,830	HERO Funding II 2016-3B 5.240%, 9/20/2042[1,3]	511,888
259,718	HERO Funding II 2016-4B 5.750%, 9/20/2047[1,3,4,5]	261,991
265,000	Hertz Fleet Lease Funding LP 2.130%, 4/10/2031[1,3]	264,596
129,852	Home Equity Asset Trust 2005-5 1.981%, 11/25/2035[1,2]	129,458
151,065	Home Equity Asset Trust 2005-6 1.706%, 12/25/2035[1,2]	151,050
152,138	Home Equity Asset Trust 2005-7 1.596%, 1/25/2036[1,2]	152,134
106,119	Morgan Stanley ABS Capital I, Inc. Trust 2005-HE3 2.011%, 7/25/2035[1,2]	106,155
167,133	Morgan Stanley ABS Capital I, Inc. Trust 2005-HE5 1.846%, 9/25/2035[1,2]	167,086
425,819	Morgan Stanley ABS Capital I, Inc. Trust 2006-WMC1 1.436%, 12/25/2035[1,2,3]	422,818
6,789	New Century Home Equity Loan Trust 2005-2 1.861%, 6/25/2035[1,2]	6,787
250,000	NextGear Floorplan Master Owner Trust 2.190%, 9/15/2021[1,3]	249,076
500,000	OCP CLO 2014-5 Ltd. 2.167%, 4/26/2026[1,2,3]	499,400
300,000	OFSI Fund V Ltd. 2.758%, 4/17/2025[1,2,3]	299,386
250,000	Palmer Square CLO 2014-1 Ltd. 3.858%, 1/17/2027[1,2,3]	250,064
300,000	Palmer Square Loan Funding 2016-3 Ltd. 2.908%, 1/15/2025[1,2,3]	299,412
124,907	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-MHQ 2.341%, 12/25/2034[1,2]	125,380
500,694	Popular ABS Mortgage Pass-Through Trust 2004-5 1.546%, 12/25/2034[1,2]	498,282
100,000	Prestige Auto Receivables Trust 2014-1 2.390%, 5/15/2020[1,3]	100,220
275,000	RAMP Series 2005-EFC2 Trust 2.131%, 7/25/2035[1,2]	266,923
402,202	RASC Series 2005-KS8 Trust 1.696%, 8/25/2035[1,2]	400,884
276,431	RASC Series 2005-KS9 Trust 1.676%, 10/25/2035[1,2]	271,588

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$270,000	Santander Drive Auto Receivables Trust 2014-1 2.910%, 4/15/2020[1]	$272,537
236,130	Sofi Professional Loan Program 2016-B LLC 1.680%, 3/25/2031[3]	236,226
250,000	Sound Point CLO V Ltd. 2.808%, 4/18/2026[1,2,3]	249,998
121,021	Structured Asset Investment Loan Trust 2004-10 2.276%, 11/25/2034[1,2]	121,529
155,160	Structured Asset Investment Loan Trust 2005-1 1.936%, 2/25/2035[1,2,3]	154,685
61,438	Structured Asset Investment Loan Trust 2005-6 1.936%, 7/25/2035[1,2]	61,429
302,757	Structured Asset Securities Corp. Mortgage Loan Trust 2006-WF2 1.526%, 7/25/2036[1,2]	300,355
200,000	Symphony Clo V Ltd. 2.804%, 1/15/2024[1,2,3]	199,991
300,000	Wasatch Ltd. 1.512%, 11/14/2022[1,2,3]	293,755
100,000	Westlake Automobile Receivables Trust 2016-2 4.100%, 6/15/2021[1,3]	101,606
340,000	Westlake Automobile Receivables Trust 2017-1 2.700%, 10/17/2022[1,3]	341,056
	TOTAL ASSET-BACKED SECURITIES(Cost $17,850,294)	18,014,242
	BANK LOANS – 6.4%
200,000	Albertsons LLC 4.293%, 12/21/2022[1,2,6,7,8]	198,083
107,000	Almonde, Inc. 4.736%, 4/28/2024[1,2,6,7,8]	107,140
292,000	Altice U.S. Finance I Corp. 3.466%, 1/25/2025[1,2,6]	289,931
140,580	American Axle & Manufacturing, Inc. 3.470%, 3/8/2024[1,2,6]	139,392
254,665	Asurion LLC 4.226%, 11/3/2023[1,2,6,7,8]	256,416
122,623	Calpine Corp. 4.050%, 5/27/2022[1,2,6]	122,588
124,425	CCO Safari III LLC 3.230%, 8/24/2021[2,6]	124,877
135,733	CHS/Community Health Systems, Inc. 4.131%, 1/27/2021[1,2,6]	135,634
248,000	CSC Holdings LLC 3.459%, 7/17/2025[1,2,6]	246,605

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	BANK LOANS (Continued)
$233,391	DaVita, Inc. 3.976%, 6/24/2021[1,2,6]	$233,974
149,625	Dell International LLC 3.730%, 9/7/2023[1,2,6]	150,342
199,500	Dynegy, Inc. 4.339%, 6/27/2023[1,2,6]	199,300
	First Data Corp.
82,000	3.466%, 7/10/2022[1,2,6]	81,955
250,000	3.716%, 4/21/2024[1,2,6]	250,267
229,350	Hilton Worldwide Finance LLC 3.460%, 10/25/2023[2,6]	230,275
226,000	Intelsat Jackson Holdings S.A. 4.000%, 6/30/2019[1,2,6,9]	224,411
194,443	JC Penney Corp., Inc. 5.450%, 6/23/2023[1,2,6]	192,165
167,000	Landry's, Inc. 3.984%, 10/4/2023[1,2,6,7,8]	166,722
335,000	Level 3 Financing, Inc. 3.466%, 2/17/2024[1,2,6,7,8]	336,152
239,723	MGM Growth Properties Operating Partnership LP 3.476%, 4/25/2023[1,2,6]	240,428
97,020	Micron Technology, Inc. 3.800%, 4/26/2022[1,2,6]	97,940
130,010	Navistar, Inc. 5.090%, 8/7/2020[2,6]	131,676
82,500	Outfront Media Capital LLC 2.945%, 3/10/2024[1,2,6]	82,925
	Post Holdings, Inc.
25,091	3.470%, 5/17/2024[1,2,6]	25,149
20,909	3.470%, 5/24/2024[1,2,6,7,8]	20,958
97,386	Realogy Group LLC 3.476%, 7/20/2022[1,2,6]	97,833
245,843	Sinclair Television Group, Inc. 3.480%, 1/3/2024[1,2,6]	246,488
185,535	Sprint Communications, Inc. 3.750%, 2/2/2024[1,2,6]	185,786
255,558	TransDigm, Inc. 4.284%, 2/28/2020[1,2,6,7,8]	255,901
92,768	United Airlines, Inc. 3.422%, 4/1/2024[1,2,6]	93,266
88,210	Uniti Group, Inc. 4.226%, 10/24/2022[1,2,6]	88,485
104,213	Versum Materials, Inc. 3.796%, 9/30/2023[1,2,6]	105,287

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	BANK LOANS (Continued)
$211,000	Virgin Media Bristol LLC 3.909%, 1/31/2025[1,2,6]	$211,317
175,036	Western Digital Corp. 3.976%, 4/29/2023[1,2,6]	176,076
189,679	XPO Logistics, Inc. 3.405%, 10/30/2021[1,2,6]	190,404
	TOTAL BANK LOANS (Cost $5,924,337)	5,936,148

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.5%
9,000,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 0.106%, 4/14/2033[1,2,3,10]	90,324
72,393	BBCMS Trust 2014-BXO 3.719%, 8/15/2027[2,3]	72,253
35,265	Bear Stearns Asset Backed Securities Trust 2005-SD1 1.616%, 8/25/2043[1,2]	35,275
115,597	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 5.258%, 2/13/2042[1,2,3]	115,520
2,570,352	CFCRE Commercial Mortgage Trust 2016-C3 1.081%, 1/10/2048[1,2,10]	186,209
2,727,680	Citigroup Commercial Mortgage Trust 2014-GC23 1.050%, 7/10/2047[1,2,10]	157,046
	Citigroup Commercial Mortgage Trust 2016-SMPL
10,500,000	1.977%, 9/10/2031[2,3,10]	237,899
200,000	2.576%, 9/10/2031[3]	197,229
6,700,000	COMM 2012-LC4 Mortgage Trust 0.571%, 12/10/2044[1,2,3,10]	160,907
200,000	COMM 2013-WWP Mortgage Trust 3.544%, 3/10/2031[1,3]	202,036
1,451,800	COMM 2014-CCRE19 Mortgage Trust 1.240%, 8/10/2047[1,2,10]	80,768
100,000	COMM 2015-CCRE23 Mortgage Trust 3.685%, 5/10/2048[1,2,3]	99,695
2,000,000	Core Industrial Trust 2015-CALW 0.439%, 2/10/2034[2,3,10]	37,640
	Fannie Mae-Aces
275,068	2.251%, 1/25/2022[2,10]	17,210
7,324,121	0.415%, 6/25/2024[2,10]	168,103
114,035	FDIC Guaranteed Notes Trust 2010-C1 2.980%, 12/6/2020[1,3]	114,414
	FHLMC Multifamily Structured Pass-Through Certificates
2,300,000	1.339%, 9/25/2022[1,2,10]	132,183
5,658,434	0.879%, 1/25/2025[1,2,10]	264,770
900,000	1.692%, 2/25/2043[1,2,10]	90,340
900,000	1.606%, 10/25/2043[1,2,10]	92,640

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$1,100,000	1.667%, 1/25/2044[1,2,10]	$116,203
	Freddie Mac Multifamily Structured Pass-Through Certificates
4,600,000	0.978%, 9/25/2023[1,2,10]	223,606
2,900,000	1.559%, 4/25/2043[1,2,10]	281,425
27,362,036	FREMF 2011-K15 Mortgage Trust 0.100%, 8/25/2044[1,3,10]	87,777
125,000	FREMF 2012-K710 Mortgage Trust 3.944%, 6/25/2047[1,2,3]	126,480
240,000	FREMF 2015-K721 Mortgage Trust 3.681%, 11/25/2047[1,2,3]	241,295
	Government National Mortgage Association
623,645	1.072%, 12/16/2049[1,2,10]	40,757
2,315,508	0.796%, 11/16/2054[1,2,10]	116,824
1,670,977	0.709%, 5/16/2055[1,2,10]	62,064
2,781,787	0.806%, 7/16/2055[1,2,10]	156,108
1,268,920	0.738%, 4/16/2056[1,2,10]	61,750
1,949,839	0.766%, 4/16/2056[1,2,10]	104,582
875,980	0.795%, 7/16/2057[1,2,10]	50,775
34,223	Impac Secured Assets CMN Owner Trust 2.276%, 11/25/2034[1,2]	34,026
978,000	JPMBB Commercial Mortgage Securities Trust 2014-C21 1.082%, 8/15/2047[1,2,10]	55,862
2,228,263	KGS-Alpha SBA COOF Trust 2014-3 1.445%, 5/25/2039[1,2,3,4,5,10]	82,864
2,620,732	KGS-Alpha SBA COOF Trust 2015-1 1.345%, 10/25/2035[1,2,3,4,5,10]	91,726
432,214	KGS-Alpha SBA COOF Trust 2015-2 2.853%, 7/25/2041[1,2,3,4,5,10]	55,107
	Morgan Stanley Capital I Trust 2007-IQ16
218,400	6.141%, 12/12/2049[1,2]	221,081
200,000	6.145%, 12/12/2049[1,2]	202,451
1,413,894	Morgan Stanley Capital I Trust 2012-STAR 1.973%, 8/5/2034[2,3,10]	66,658
14,077	Morgan Stanley Reremic Trust 2.000%, 7/27/2049[1,3]	14,081
2,519	RREF 2015-LT7 LLC 3.000%, 12/25/2032[1,3]	2,519
302,415	Soundview Home Loan Trust 2003-1 4.591%, 8/25/2031[1,2]	301,991
60,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C34 5.818%, 5/15/2046[1,2]	60,338
2,846,788	Wells Fargo Commercial Mortgage Trust 2015-Lc22 0.902%, 9/15/2058[1,2,10]	155,449
144,617	WFCG Commercial Mortgage Trust 2015-BXRP 3.698%, 11/15/2029[1,2,3]	144,981

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$3,200,000	WFRBS Commercial Mortgage Trust 2014-C21 0.606%, 8/15/2047[1,2,10]	$130,259
6,400,000	WFRBS Commercial Mortgage Trust 2014-C22 0.452%, 9/15/2057[1,2]	177,850
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,136,375)	6,019,350

	CORPORATE BONDS – 54.0%
	COMMUNICATIONS – 3.5%
600,000	AT&T, Inc. 2.300%, 3/11/2019	603,559
125,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, 7/23/2020[1]	129,172
214,000	DISH DBS Corp. 6.750%, 6/1/2021	237,540
150,000	Hughes Satellite Systems Corp. 6.500%, 6/15/2019	162,000
500,000	NBCUniversal Enterprise, Inc. 1.642%, 4/1/2021[2,3]	501,259
	Sprint Communications, Inc.
83,000	9.000%, 11/15/2018[3]	90,081
80,000	7.000%, 3/1/2020[3]	87,826
230,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 3/20/2023[3]	232,012
200,000	TEGNA, Inc. 4.875%, 9/15/2021[1,3]	205,500
	Verizon Communications, Inc.
500,000	2.037%, 6/17/2019[2]	503,731
500,000	2.250%, 3/16/2022[2]	505,870
		3,258,550

	CONSUMER DISCRETIONARY – 5.6%
252,000	Allegiant Travel Co. 5.500%, 7/15/2019	261,450
583,000	Delta Air Lines, Inc. 2.875%, 3/13/2020	590,623
480,000	ERAC USA Finance LLC 2.800%, 11/1/2018[3]	484,999
	Ford Motor Credit Co. LLC
250,000	2.884%, 1/8/2019[2]	253,471
250,000	2.018%, 6/12/2020[2]	250,047
250,000	3.336%, 3/18/2021	254,827

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$200,000	General Motors Co. 3.500%, 10/2/2018	$203,512
	General Motors Financial Co., Inc.
250,000	2.400%, 5/9/2019	250,669
500,000	4.200%, 3/1/2021[1]	524,433
125,000	GLP Capital LP / GLP Financing II, Inc. 4.875%, 11/1/2020[1]	133,281
200,000	International Game Technology PLC 6.250%, 2/15/2022[1,3,9]	218,500
400,000	Jaguar Land Rover Automotive PLC 4.250%, 11/15/2019[3,9]	410,000
177,000	MGM Resorts International 6.750%, 10/1/2020	196,098
	Royal Caribbean Cruises Ltd.
200,000	7.250%, 3/15/2018[9]	206,800
90,000	5.250%, 11/15/2022[9]	99,713
38,000	Scientific Games International, Inc. 7.000%, 1/1/2022[1,3]	40,470
190,000	Service Corp. International 4.500%, 11/15/2020[1]	193,562
220,000	Toll Brothers Finance Corp. 5.875%, 2/15/2022[1]	243,650
309,000	United Continental Holdings, Inc. 6.000%, 12/1/2020	336,810
		5,152,915
	CONSUMER STAPLES – 1.0%
300,000	Anheuser-Busch InBev Worldwide, Inc. 1.860%, 8/1/2018[2]	302,382
375,000	CVS Health Corp. 1.900%, 7/20/2018	375,974
250,000	Reynolds American, Inc. 2.300%, 6/12/2018	251,089
		929,445
	ENERGY – 3.0%
270,000	Antero Resources Corp. 5.375%, 11/1/2021[1]	272,700
225,000	Continental Resources, Inc. 5.000%, 9/15/2022[1]	220,781
168,000	DCP Midstream Operating LP 4.750%, 9/30/2021[1,3]	171,360
175,000	Energy Transfer Equity LP 7.500%, 10/15/2020	195,563

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$200,000	Kinder Morgan Finance Co. LLC 6.000%, 1/15/2018[3]	$204,153
150,000	Newfield Exploration Co. 5.750%, 1/30/2022	157,875
	Petroleos Mexicanos
250,000	5.750%, 3/1/2018[9]	255,837
250,000	5.375%, 3/13/2022[3,9]	263,187
225,000	Sabine Pass Liquefaction LLC 5.625%, 2/1/2021[1]	244,951
190,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.125%, 11/15/2019[1]	192,138
200,000	Tesoro Corp. 5.375%, 10/1/2022[1]	207,000
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.
70,000	5.875%, 10/1/2020[1]	71,488
148,000	6.125%, 10/15/2021[1]	153,920
165,000	Williams Cos., Inc. 3.700%, 1/15/2023[1]	162,525
		2,773,478
	FINANCIALS – 26.1%
500,000	ABN AMRO Bank N.V. 1.798%, 1/18/2019[2,3,9]	501,860
	Ally Financial, Inc.
200,000	4.750%, 9/10/2018	205,500
230,000	3.750%, 11/18/2019	235,175
	American Express Credit Corp.
750,000	1.800%, 7/31/2018[1]	750,178
405,000	1.502%, 5/3/2019[1,2]	406,151
215,000	American International Group, Inc. 3.300%, 3/1/2021[1]	221,199
	Bank of America Corp.
250,000	2.600%, 1/15/2019	252,354
335,000	2.169%, 4/1/2019[2]	338,089
500,000	2.467%, 1/20/2023[1,2]	505,516
250,000	Bank of New York Mellon Corp. 2.222%, 10/30/2023[1,2]	255,624
500,000	Bank of Nova Scotia 1.380%, 11/9/2018[2,9]	499,867
250,000	Barclays Bank PLC 6.050%, 12/4/2017[3,9]	254,290
	Capital One N.A.
250,000	2.329%, 8/17/2018[1,2]	251,794
250,000	2.322%, 1/30/2023[1,2]	251,441

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$41,000	CIT Group, Inc. 5.500%, 2/15/2019[3]	$43,050
	Citigroup, Inc.
250,000	1.892%, 11/24/2017[2]	250,482
280,000	2.150%, 7/30/2018	280,880
500,000	2.094%, 1/10/2020[1,2]	503,614
500,000	2.360%, 8/2/2021[2]	507,836
500,000	2.289%, 12/8/2021[1,2]	504,749
600,000	Citizens Bank N.A. 2.300%, 12/3/2018[1]	602,161
500,000	CNA Financial Corp. 6.950%, 1/15/2018	513,065
750,000	Compass Bank 1.850%, 9/29/2017[1]	750,181
435,000	Credit Suisse Group A.G. 3.574%, 1/9/2023[1,3,9]	445,760
	Discover Bank
250,000	2.600%, 11/13/2018[1]	252,132
250,000	3.100%, 6/4/2020[1]	254,761
250,000	Equinix, Inc. 4.875%, 4/1/2020[1]	256,250
	Goldman Sachs Group, Inc.
475,000	2.372%, 4/30/2018[2]	478,620
250,000	2.446%, 9/15/2020[1,2]	254,293
500,000	2.352%, 11/15/2021[1,2]	504,638
500,000	2.908%, 6/5/2023[1,2]	499,009
500,000	HSBC Bank PLC 1.822%, 5/15/2018[2,3,9]	502,009
500,000	HSBC Holdings PLC 2.849%, 5/25/2021[2,9]	517,236
500,000	HSBC USA, Inc. 1.700%, 3/5/2018	500,096
225,000	Huntington National Bank 1.700%, 2/26/2018[1]	225,039
500,000	ING Groep N.V. 2.445%, 3/29/2022[2,9]	508,246
	JPMorgan Chase & Co.
500,000	1.771%, 3/9/2021[1,2]	499,914
500,000	2.383%, 10/24/2023[1,2]	507,516
500,000	JPMorgan Chase Bank N.A. 1.879%, 9/23/2019[1,2]	503,588
	Lloyds Bank PLC
500,000	2.000%, 8/17/2018[9]	500,857
500,000	5.800%, 1/13/2020[3,9]	543,953

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$500,000	Mitsubishi UFJ Financial Group, Inc. 3.082%, 3/1/2021[2,9]	$521,912
	Morgan Stanley
510,000	2.125%, 4/25/2018	511,682
250,000	2.436%, 4/25/2018[2]	252,177
500,000	2.336%, 1/20/2022[1,2]	505,003
500,000	2.553%, 10/24/2023[1,2]	508,682
207,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 8/1/2018[1]	207,518
255,000	Navient Corp. 8.450%, 6/15/2018	268,515
750,000	Royal Bank of Scotland Group PLC 2.652%, 5/15/2023[1,2,9]	756,075
750,000	Santander Holdings USA, Inc. 2.700%, 5/24/2019[1]	755,537
78,000	Starwood Property Trust, Inc. 5.000%, 12/15/2021[1,3]	81,120
500,000	Sumitomo Mitsui Financial Group, Inc. 2.901%, 3/9/2021[2,9]	515,041
200,000	Synchrony Financial 2.402%, 2/3/2020[2]	201,511
250,000	UBS A.G. 1.822%, 8/14/2019[2,9]	251,175
500,000	UBS Group Funding Switzerland A.G. 2.406%, 5/23/2023[1,2,3,9]	507,566
750,000	Wachovia Corp. 5.750%, 2/1/2018	767,568
	Wells Fargo & Co.
500,000	2.263%, 1/24/2023[1,2]	505,294
250,000	2.402%, 10/31/2023[1,2]	254,438
		24,009,787
	HEALTH CARE – 4.1%
500,000	Abbott Laboratories 2.350%, 11/22/2019	503,759
250,000	AbbVie, Inc. 1.800%, 5/14/2018	250,315
500,000	Actavis Funding SCS 2.483%, 3/12/2020[2,9]	511,136
260,000	Aetna, Inc. 1.500%, 11/15/2017[1]	260,006
500,000	Becton, Dickinson and Co. 2.253%, 6/6/2022[2]	501,139

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
$260,000	Celgene Corp. 1.900%, 8/15/2017	$260,110
225,000	Centene Corp. 5.625%, 2/15/2021[1]	234,562
82,000	CHS/Community Health Systems, Inc. 5.125%, 8/1/2021[1]	83,025
300,000	HCA, Inc. 6.500%, 2/15/2020	327,375
490,000	Shire Acquisitions Investments Ireland DAC 1.900%, 9/23/2019[9]	487,725
	Tenet Healthcare Corp.
200,000	6.250%, 11/1/2018	211,000
107,000	4.746%, 6/15/2020[1,2]	108,070
38,000	6.000%, 10/1/2020	40,708
		3,778,930
	INDUSTRIALS – 2.4%
211,000	AECOM 5.750%, 10/15/2022[1]	220,759
160,000	Ashtead Capital, Inc. 6.500%, 7/15/2022[1,3]	165,800
575,000	Caterpillar Financial Services Corp. 5.450%, 4/15/2018	591,318
	CNH Industrial Capital LLC
102,000	3.875%, 7/16/2018	103,683
79,000	3.875%, 10/15/2021	81,074
225,000	HD Supply, Inc. 5.250%, 12/15/2021[1,3]	236,109
500,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.875%, 7/17/2018[3]	505,016
50,000	SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, 8/1/2020[1,3]	39,000
250,000	Textron, Inc. 7.250%, 10/1/2019	276,470
		2,219,229
	MATERIALS – 4.2%
	Anglo American Capital PLC
250,000	2.625%, 9/27/2017[3,9]	250,250
200,000	4.125%, 4/15/2021[3,9]	205,500
260,000	ArcelorMittal 5.750%, 8/5/2020[9]	279,825
150,000	Arconic, Inc. 6.150%, 8/15/2020	161,438

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	MATERIALS (Continued)
$535,000	EI du Pont de Nemours & Co. 1.700%, 5/1/2020[2]	$538,216
200,000	Freeport-McMoRan, Inc. 3.100%, 3/15/2020	195,750
280,000	Kinross Gold Corp. 5.125%, 9/1/2021[1,9]	298,200
125,000	Lundin Mining Corp. 7.500%, 11/1/2020[1,3,9]	131,425
435,000	Martin Marietta Materials, Inc. 1.822%, 5/22/2020[2]	436,212
175,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/2020[1]	179,084
311,000	Sealed Air Corp. 4.875%, 12/1/2022[1,3]	331,215
500,000	Sherwin-Williams Co. 2.250%, 5/15/2020	501,118
122,000	Standard Industries, Inc. 5.125%, 2/15/2021[1,3]	126,728
235,000	Teck Resources Ltd. 4.750%, 1/15/2022[1,9]	243,225
		3,878,186
	TECHNOLOGY – 3.0%
250,000	Apple, Inc. 1.479%, 5/6/2019[2]	251,345
	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
412,000	4.420%, 6/15/2021[1,3]	434,338
240,000	5.875%, 6/15/2021[1,3]	251,400
250,000	Hewlett Packard Enterprise Co. 2.850%, 10/5/2018	252,139
237,000	KLA-Tencor Corp. 3.375%, 11/1/2019[1]	243,676
120,000	Micron Technology, Inc. 5.875%, 2/15/2022[1]	125,550
255,000	NXP B.V. / NXP Funding LLC 4.125%, 6/1/2021[3,9]	268,515
500,000	QUALCOMM, Inc. 1.928%, 1/30/2023[2]	502,661
250,000	S&P Global, Inc. 2.500%, 8/15/2018	251,744
158,000	Symantec Corp. 3.950%, 6/15/2022[1]	164,162
		2,745,530

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	UTILITIES – 1.1%
$500,000	Dominion Energy, Inc. 1.771%, 6/1/2019[2,3]	$501,780
	Great Plains Energy, Inc.
250,000	2.500%, 3/9/2020	252,333
250,000	3.150%, 4/1/2022[1]	252,643
39,000	NRG Energy, Inc. 7.625%, 1/15/2018	40,170
		1,046,926
	TOTAL CORPORATE BONDS (Cost $49,325,066)	49,792,976

	U.S. TREASURY SECURITIES – 2.2%
2,000,000	United States Treasury Note 0.875%, 7/31/2019	1,978,750

	TOTAL U.S. TREASURY SECURITIES (Cost $1,985,507)	1,978,750

	TOTAL INVESTMENTS – 88.7% (Cost $81,221,579)	81,741,466
	Other Assets in Excess of Liabilities – 11.3%	10,423,505

	TOTAL NET ASSETS – 100.0%	$92,164,971

LP – Limited Partnership
PLC – Public Limited Company

[1]	Callable.
[2]	Variable, floating, or step rate security.
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $23,222,863.

[4]	Fair valued under procedures established by the Board of Trustees, represents 0.86% of Net Assets. The total value of these securities is $796,962.
[5]	Illiquid security. The total illiquid securities represent 0.86% of Net Assets.
[6]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

[7]	All or a portion of the loan is unfunded.
[8]	Denotes investments purchased on a when-issued or delayed delivery basis.
[9]	Foreign security denominated in U.S. Dollars.
[10]	Interest-only security.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
SUMMARY OF INVESTMENTS
As of June 30, 2017

Security Type/Industry	Percent of Total Net Assets
Asset-Backed Securities	19.6%
Bank Loans	6.4%
Commercial Mortgage-Backed Securities	6.5%
Corporate Bonds
Financials	26.1%
Consumer Discretionary	5.6%
Materials	4.2%
Health Care	4.1%
Communications	3.5%
Energy	3.0%
Technology	3.0%
Industrials	2.4%
Utilities	1.1%
Consumer Staples	1.0%
Total Corporate Bonds	54.0%
U.S. Treasury Securities	2.2%
Total Investments	88.7%
Other Assets in Excess of Liabilities	11.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2017

Assets:
Investments, at value (cost $81,221,579)	$81,741,466
Cash	10,469,936
Receivables:
Securities sold	60,184
Fund shares sold	78,746
Dividends and interest	508,967
Due from Advisor	41,497
Prepaid expenses	49,176
Total assets	92,949,972

Liabilities:
Payables:
Investment securities purchased	668,064
Fund shares redeemed	8,000
Distribution fees - Class A & Class C (Note 8)	5,360
Shareholder servicing fees (Note 7)	698
Fund accounting fees	30,806
Auditing fees	21,777
Fund administration fees	13,692
Transfer agent fees and expenses	11,365
Custody fees	4,951
Chief Compliance Officer fees	1,524
Trustees' fees and expenses	237
Accrued other expenses	18,527
Total liabilities	785,001

Net Assets	$92,164,971

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$91,811,273
Accumulated net investment income	138,848
Accumulated net realized loss on investments	(305,037)
Net unrealized appreciation on investments	519,887
Net Assets	$92,164,971

AAM/HIMCO Short Duration Fund
STATEMENT OF ASSETS AND LIABILITIES - Continued
As of June 30, 2017

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$14,234,087
Number of shares issued and outstanding	1,424,008
Net asset value per share[1]	$10.00
Maximum sales charge (2.50% of offering price)[2]	0.26
Maximum offering price to public	$10.26

Class C Shares:
Net assets applicable to shares outstanding	$3,197,506
Number of shares issued and outstanding	320,397
Net asset value per share[3]	$9.98

Class I Shares:
Net assets applicable to shares outstanding	$74,733,378
Number of shares issued and outstanding	7,464,895
Net asset value per share	$10.01

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed within 18 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more.On sales of $100,000 or more, the sales charge may be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

Investment Income:
Interest	$1,843,887
Total investment income	1,843,887

Expenses:
Advisory fees	289,010
Fund accounting fees	218,140
Fund administration fees	105,916
Transfer agent fees and expenses	77,942
Registration fees	50,828
Auditing fees	25,274
Legal fees	24,464
Distribution fees - Class C (Note 8)	20,104
Distribution fees - Class A (Note 8)	18,056
Shareholder servicing fees (Note 7)	14,632
Shareholder reporting fees	12,893
Chief Compliance Officer fees	11,153
Miscellaneous	10,445
Custody fees	10,399
Trustees' fees and expenses	7,501
Insurance fees	811
Total expenses	897,568
Advisory fees waived	(289,010)
Other expenses absorbed	(365,537)
Net expenses	243,021
Net investment income	1,600,866

Realized and Unrealized Gain on Investments:
Net realized gain on investments	43,806
Net change in unrealized appreciation/depreciation on investments	666,312
Net realized and unrealized gain on investments	710,118

Net Increase in Net Assets from Operations	$2,310,984

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,600,866	$1,300,949
Net realized gain (loss) on investments	43,806	(110,771)
Net change in unrealized appreciation/depreciation on investments	666,312	9,633
Net increase in net assets resulting from operations	2,310,984	1,199,811

Distributions to Shareholders:
From net investment income:
Class A	(137,204)	(20,663)
Class C	(25,502)	(6,151)
Class I	(1,510,113)	(1,191,034)
Total distributions to shareholders	(1,672,819)	(1,217,848)

Capital Transactions:
Net proceeds from shares sold:
Class A	14,580,921	3,065,361
Class C	2,103,689	1,172,168
Class I	49,599,215	16,020,698
Reinvestment of distributions:
Class A	72,175	19,760
Class C	24,066	5,689
Class I	1,432,575	1,189,388
Cost of shares redeemed
Class A1	(2,058,127)	(1,777,411)
Class C2	(128,937)	(7,077)
Class I3	(37,980,105)	(7,483,070)
Net increase in net assets from capital transactions	27,645,472	12,205,506

Total increase in net assets	28,283,637	12,187,469

Net Assets:
Beginning of period	63,881,334	51,693,865
End of period	$92,164,971	$63,881,334

Accumulated net investment income	$138,848	$118,321

Capital Share Transactions:
Shares sold:
Class A	1,465,372	310,695
Class C	211,768	118,915
Class I	4,977,556	1,621,503
Shares reinvested:
Class A	7,253	2,006
Class C	2,422	578
Class I	143,975	120,395
Shares redeemed
Class A	(206,724)	(179,882)
Class C	(13,018)	(721)
Class I	(3,813,520)	(757,018)
Net increase from capital share transactions	2,775,084	1,236,471

[1]	Net of redemption fee proceeds of $330 and $0, respectively.
[2]	Net of redemption fee proceeds of $250 and $0, respectively.
[3]	Net of redemption fee proceeds of $2,791 and $943, respectively.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Years Ended June 30,
	2017	2016	2015
Net asset value, beginning of period	$9.92	$9.94	$10.00
Income from Investment Operations:
Net investment income[1]	0.19	0.20	0.16
Net realized and unrealized gain (loss) on investments	0.09	(0.03)	(0.05)
Total from investment operations	0.28	0.17	0.11

Less Distributions:
From net investment income	(0.20)	(0.19)	(0.17)
From net realized gain	-	-	- [2]
Total distributions	(0.20)	(0.19)	(0.17)

Redemption fee proceeds[1]	- [2]	-	-

Net asset value, end of period	$10.00	$9.92	$9.94

Total return[3]	2.89%	1.70%	1.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,234	$1,568	$251

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.38%	1.28%	1.46%
After fees waived and expenses absorbed	0.52%	0.33%	0.26%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.04%	1.07%	0.40%
After fees waived and expenses absorbed	1.90%	2.02%	1.60%

Portfolio turnover rate	65%	37%	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 2.50% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Years Ended June 30,
	2017	2016	2015
Net asset value, beginning of period	$9.90	$9.94	$10.00
Income from Investment Operations:
Net investment income[1]	0.11	0.13	0.08
Net realized and unrealized gain (loss) on investments	0.10	(0.03)	(0.04)
Total from investment operations	0.21	0.10	0.04

Less Distributions:
From net investment income	(0.13)	(0.14)	(0.10)
From net realized gain	-	-	- [2]
Total distributions	(0.13)	(0.14)	(0.10)

Redemption fee proceeds[1]	- [2]	-	-

Net asset value, end of period	$9.98	$9.90	$9.94

Total return[3]	2.15%	0.97%	0.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,198	$1,180	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.13%	2.03%	2.21%
After fees waived and expenses absorbed	1.27%	1.08%	1.01%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.29%	0.32%	(0.35)%
After fees waived and expenses absorbed	1.15%	1.27%	0.85%

Portfolio turnover rate	65%	37%	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Years Ended June 30,
	2017	2016	2015
Net asset value, beginning of period	$9.93	$9.95	$10.00
Income from Investment Operations:
Net investment income[1]	0.21	0.22	0.18
Net realized and unrealized gain (loss) on investments	0.10	(0.03)	(0.04)
Total from investment operations	0.31	0.19	0.14

Less Distributions:
From net investment income	(0.23)	(0.21)	(0.19)
From net realized gain	-	-	- [2]
Total distributions	(0.23)	(0.21)	(0.19)

Redemption fee proceeds[1]	- [2]	- [2]	-

Net asset value, end of period	$10.01	$9.93	$9.95

Total return[3]	3.12%	1.94%	1.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$74,733	$61,133	$51,438

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.13%	1.03%	1.21%
After fees waived and expenses absorbed	0.27%	0.08%	0.01%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.29%	1.32%	0.65%
After fees waived and expenses absorbed	2.15%	2.27%	1.85%

Portfolio turnover rate	65%	37%	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2017

Note 1 – Organization
AAM/HIMCO Short Duration Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income and long-term total return. The Fund’s inception date was June 30, 2014, but the Fund commenced investment operations on July 1, 2014. The Fund currently offers three classes of shares: Class A, Class C, and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees. Prior to January 15, 2015, short-term securities with remaining maturities of sixty days or less were valued at amortized cost, which approximates market value. Effective January 15, 2015, the Fund elected to no longer use amortized cost valuation method for those securities.

(b) Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Bank Loans
The Fund may purchase participations in commercial loans (bank loans).  Such investments may be secured or unsecured.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The indebtedness and loan participations in which the Fund intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the open years ended June 30, 2015-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the HIMCO Short Duration Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Hartford Investment Management Company (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund's Class A, Class C and

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Class I Shares, respectively. This agreement is effective until October 31, 2026 and it may be terminated before that date only by the Trust's Board of Trustees.

In addition, the Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.25%, 1.00% and 0.00% on the capital used to seed the Fund's Class A, Class C and Class I Shares, respectively. The Fund’s advisor will not seek reimbursement of the voluntary advisory fees waived and/or other expenses absorbed.

For the year ended June 30, 2017, the Advisor waived all of its fees and absorbed other expenses totaling $654,547. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2018	$3,289
2019	33,297
2020	188,664
Total	$225,250

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2017, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2017, are reported on the Statement of Operations.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Note 4 – Federal Income Taxes
At June 30, 2017, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$81,221,579

Gross unrealized appreciation	$801,340
Gross unrealized depreciation	(281,453)

Net unrealized appreciation	$519,887

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ -	$ 92,480	$ (92,480)

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$138,848
Undistributed long-term capital gains	-
Tax accumulated earnings	138,848

Accumulated capital and other losses	(305,037)
Unrealized appreciation on investments	519,887
Total accumulated earnings	$353,698

The tax character of the distribution paid during the fiscal years ended June 30, 2017 and June 30, 2016, were as follows:

Distributions paid from:	2017	2016
Ordinary income	$1,672,819	$1,217,848
Net long-term capital gains	-	-
Total distributions paid	$1,672,819	$1,217,848

At June 30, 2017, the Fund had a short-term capital loss carryover of $136,087 and a long-term capital loss carryover of $168,950.  To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended June 30, 2017 and the year ended June 30, 2016, the Fund received $3,371 and $943, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended June 30, 2017, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts were as follows:

Purchases	Sales
$64,964,007	$44,870,615

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2017, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$-	$17,446,977	$567,265	$18,014,242
Bank Loans	-	5,936,148	-	5,936,148
Commercial Mortgage-Backed Securities	-	5,789,653	229,697	6,019,350
Corporate Bonds[1]	-	49,792,976	-	49,792,976
U.S. Treasury Securities	-	1,978,750	-	1,978,750
Total Investments	$-	$80,944,504	$796,962	$81,741,466

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 1 securities at period end.

Transfers between levels 1, 2 or 3 are recognized at the end of the reporting period.  There were no transfers between levels at period end.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of June 30, 2016	$327,057
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Total unrealized appreciation/(depreciation)	(14,681)
Net purchases	618,913
Net sales	-
Principal paydown	(134,327)
Balance as of June 30, 2017	$796,962

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017.

	Fair Value June 30, 2017	Valuation Methodologies	Unobservable Input[1]	Impact to Valuation from an increase in Input[2]
Asset-Backed Securities	$567,265	Market Approach	Single Broker Indicative Quote	Increase
Commercial Mortgage-Backed Securities	$229,697	Market Approach	Single Broker Indicative Quote	Increase

[1]
The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.  The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

[2]
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Note 12 - New Accounting Pronouncement
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of AAM/HIMCO Short Duration Fund

We have audited the accompanying statement of assets and liabilities of the AAM/HIMCO Short Duration Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AAM/HIMCO Short Duration Fund as of June 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2017

AAM/HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	3	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	3	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	3	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	3	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).

AAM/HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	3	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

AAM/HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
d
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds managed by the same investment advisor.  The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

AAM /HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION  (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement
At an in-person meeting held on March 15-16, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Hartford Investment Management Company (the “Sub-Advisor”) with respect to the AAM/HIMCO Short Duration Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire.  The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Short-Term Bond fund universe (the “Fund Universe”) for the one-year period ended December 31, 2016; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe.  The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return for the Fund for the one-year period was above the return of the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index, and above the median returns of the Peer Group and Fund Universe.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and

AAM /HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION  (Unaudited) - Continued

investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than the Fund Universe median by 0.03%, and higher than the Peer Group median by 0.08%.  The Trustees noted, however, that in addition to waiving its entire advisory fee, the Investment Advisor had subsidized certain of the Fund’s operating expenses for the year ended December 31, 2016.  The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor.  The Trustees also considered that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.09% and 0.10%, respectively. The Trustees noted, however, that the average net assets of the Fund were smaller than the average net assets of funds in the Peer Group, and significantly smaller than the average net assets of funds in the Fund Universe.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2016, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain operating expenses of the Fund, and did not realize a profit.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than the receipt of its investment advisory fee), including research services made available to it by broker-dealers that provide execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Hartford Investment Management Company

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided by the Sub-Advisor to the Fund.  In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Sub-Advisor’s organization and operations, and its compliance structure.  The Board’s observations regarding the performance of the Fund are described above.  The Board and

AAM /HIMCO Short Duration Fund
SUPPLEMENTAL INFORMATION  (Unaudited) - Continued

the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund and noted that for as long as the Investment Advisor has agreed to waive investment advisory fees payable to it by the Fund and/or absorb expenses pursuant to an operating expense limitation agreement, the Sub-Advisor has agreed to contribute to such waiver and/or reimbursement.  The Board also noted that the sub-advisory fee charged by the Sub-Advisor with respect to the Fund was lower than the Sub-Advisor’s standard fee schedule for institutional client accounts managed using the Sub-Advisor’s short duration strategy up to the $75 million asset level, but higher than its standard fee schedule above that level.  The Board noted, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Sub-Advisor’s institutional clients.  The Board observed that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee, and considered the relative levels and types of services provided by the Sub-Advisor and the Investment Advisor.  The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the services provided by the Sub-Advisor to the Fund.

Benefits to the Sub-Advisor
The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund (other than the receipt of its sub-advisory fee), including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement.

AAM/HIMCO Short Duration Fund
EXPENSE EXAMPLE
For the Six Months Ended June 30, 2017 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from January 1, 2017 to June 30, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HIMCO Short Duration Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/17	6/30/17	1/1/17 – 6/30/17
Class A	Actual Performance	$1,000.00	$1,016.40	$2.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.04	2.79
Class C	Actual Performance	1,000.00	1,012.30	6.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.23	6.62
Class I	Actual Performance	1,000.00	1,017.40	1.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.99	1.83

*
Expenses are equal to the Fund’s annualized expense ratios of 0.56%, 1.32% and 0.36% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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AAM/HIMCO Short Duration Fund
A series of Investment Managers Series Trust

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road, Suite 203
Monument, Colorado  80132

Sub-Advisor
Hartford Investment Management Company
One Hartford Plaza
Hartford, Connecticut  06155

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/HIMCO Short Duration Fund - Class A	ASDAX	46141P 248
AAM/HIMCO Short Duration Fund - Class C	ASDCX	46141P 230
AAM/HIMCO Short Duration Fund - Class I	ASDIX	46141P 222

Privacy Principles of the AAM /HIMCO Short Duration Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/HIMCO Short Duration Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If  you wish to receive individual copies of these documents, please call us at (888) 966-9661, (or contact your financial institution).  The Trust will begin sending you individual copies thirty days after receiving your request.

AAM/HIMCO Short Duration Fund
P.O. Box 2175
Milwaukee, WI  53201
Toll Free:  (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$18,700	$18,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/8/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/8/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/8/2017